UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2026 (April 28, 2026)

AI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8548 Rozita Lee Avenue, Suite 305 Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 800-400-2247

ALT5 Sigma Corporation

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	AIFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

ALT5 Sigma Corporation (the “Company”, “we”, “our”, or “us”) changed its corporate name from ALT5 Sigma Corporation to AI Financial Corporation on April 28, 2026, as of 11:59 pm PDT. We also changed our Nasdaq common stock ticker symbol from “ALTS” to “AIFC” as of the opening of the market on April 29, 2026. The name change was effected through a parent/subsidiary short-form merger of AI Financial Corporation, our wholly-owned Nevada subsidiary formed solely for the purpose of effectuating the name change (the “Name Change Subsidiary”), whereby it merged with and into the Company, with the Company being the surviving entity. In preparation for the name-change merger, we filed Articles of Incorporation of the Name Change Subsidiary with the Secretary of State of the State of Nevada on April 24, 2026. A copy of those Articles of Incorporation is attached hereto as Exhibit 3.23. Then, on April 28, 2026, to effectuate the name change, we filed Articles of Merger between the Name Change Subsidiary and us with the Secretary of State of the State of Nevada. A copy of the Articles of Merger is attached hereto as Exhibit 3.24. Our Board of Directors approved the name-change merger and, in accordance with Section 92A.180 of the Nevada Revised Statutes, approval by our stockholders was not required . Further, our website address changed from “alt5sigma.com” to “aifi.co.” No action by our stockholders was required with respect to the ticker symbol change. Our CUSIP number and transfer agent remain unchanged.

Section 7 – Regulation FD

7.01. Regulation FD Disclosure.

On April 29, 2026, we issued a press release announcing our name and ticker symbol change. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.23	Articles of Incorporation of AI Financial Corporation (the Name Change Subsidiary), filed with the Secretary of State for the State of Nevada on April 24, 2026.
3.24	Articles of Merger for ALT5 Sigma Corporation with and into ALT5 Corporation, filed with the Secretary of State for the State of Nevada on April 28, 2026, and effective on April 28, 2026.
99.1	Press Release, dated April 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI FINANCIAL CORPORATION

Date: May 1, 2026	By:	/s/ Tony Isaac
Tony Isaac
Chief Executive Officer